UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Under §240.14a-12

ALPHA PRO TECH, LTD.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Alpha Pro Tech

L T D.

TO OUR SHAREHOLDERS:

We will hold the 2020 Annual Meeting of Shareholders of Alpha Pro Tech, Ltd. at 9:30 a.m., local time, on Tuesday, June 9, 2020, at the principal office of the Company, 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2 (the “Annual Meeting”)*. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to certain shareholders on the Internet. We believe that the rules will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote. If you have received printed proxy materials, please complete, sign and date the enclosed proxy card and return it by mail, or you may vote online following the instructions included in the materials. Otherwise, please review the instructions regarding your voting options described in the Notice of Internet Availability of Proxy Materials that you received in the mail.

On behalf of the directors, management and employees of Alpha Pro Tech, Ltd., thank you for your support of and ownership in our company.

Sincerely, /s/ Lloyd Hoffman Lloyd Hoffman President, Chief Executive Officer and Director

April 29, 2020

*

As part of our precautions regarding the novel strain of the coronavirus, or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication.  If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at http://www.alphaprotech.com/investors/proxystatement.aspx.

ALPHA PRO TECH, LTD.

60 Centurian Drive

Suite 112

Markham, Ontario, Canada L3R 9R2

Telephone: (905) 479-0654

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company,” “we,” “our” or “us”) will be held at the principal office of the Company, 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2*, on Tuesday, June 9, 2020, at 9:30 a.m., local time, for the following purposes:

1.	To elect seven (7) directors of the Company to serve until the 2020 Annual Meeting of Shareholders;

2.	To approve the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan;

3.	To ratify the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 13, 2020, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the shareholders of the Company will be available and open for examination by any shareholder of the Company during ordinary business hours beginning two (2) business days after the mailing of this Notice of the Annual Meeting. The list will also be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are requested to vote by following the instructions on the Notice of Internet Availability of Proxy Materials or, if you received printed copies of the proxy materials, to complete, sign and date the enclosed proxy card and send it promptly by mail in the envelope provided for this purpose. The proxy may be revoked by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy or by giving written notice of revocation to the Secretary of the Company at any time prior to the voting thereof.

By Order of the Board of Directors, /s/ Lloyd Hoffman Lloyd Hoffman President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on June 9, 2020

This Proxy Statement is available at

http://www.alphaprotech.com/userfiles/doccenter/Proxy_statement_2020.pdf,

and the 2019 Annual Report is available at

http://www.alphaprotech.com/userfiles/doccenter/Annual_Report_2019.pdf.

*     As part of our precautions regarding the novel strain of the coronavirus, or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at http://www.alphaprotech.com/investors/proxystatement.aspx.

PROXY STATEMENT

FOR THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 9, 2020

TABLE OF CONTENTS

Page

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING and voting	2

What is the purpose of the Annual Meeting?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
Who is entitled to vote at the Annual Meeting?	2
How can i vote my shares in person at the Annual Meeting?	2
How can I vote my shares without attending the Annual Meeting?	3
How will my proxy be voted?	3
Can I revoke my proxy or change my vote?	3
Can I go to the Annual Meeting if I vote by proxy?	3
How can I obtain directions to be able to attend the Annual Meeting and vote in person?	3
Will my vote be public?	3
What constitutes a quorum?	3
How many votes are needed to approve the proposals?	3
What if my shares are held by a broker, bank or other nominee?	4
Where can I find the voting results of the Annual Meeting?	4
If I share an address with other shareholders of the Company, how can we request to obtain only one set of voting materials for future meetings?	4
How do I obtain a separate set of proxy materials if I share an address with other shareholders?	5

PERSONS MAKING THE SOLICITATION	5

PROPOSAL 1 – ELECTION OF DIRECTORS	6

Information About Director-Nominees	6
Information About Executive Officer Who Is Not Also A Director-Nominee	7

CORPORATE GOVERNANCE AND BOARD MATTERS	8

Director Independence	8
Company Leadership Structure	9
Risk Oversight	9
Board Meetings and Committees	10
Consideration of Director-Nominees	11
Shareholder Communications with the Board of Directors	13
Compensation Committee Interlocks and Insider Participation	13

TRANSACTIONS WITH RELATED PERSONS	14

EXECUTIVE COMPENSATION	15

Compensation Committee Report	17
2019 Summary Compensation Table	18
Hoffman Employment Agreement	18
2004 Stock Option Plan	19
Grants Of Plan Based Awards	19
Outstanding Equity Awards at Fiscal Year-End	20

DIRECTOR COMPENSATION	21

2019 Director Compensation Table	21

i

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

PROPOSAL 2 – APPROVAL OF THE ALPHA PRO TECH, LTD. 2020 OMNIBUS INCENTIVE PLAN	23

General	23
Eligibility	23
Administration	23
Shares Available	24
Types of Awards Available	24
Amendment and Termination	25
Effect of Change in Control	25
Corporate Governance Aspects of the 2020 Incentive Plan	26
Federal Income Tax Consequences	27
Securities Authorized for Issuance Under Equity Compensation Plans	28
Overhang and Run Rate	28
New Plan Benefits	29

AUDIT COMMITTEE REPORT	30

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Fees	31
Pre-Approval Policy	31

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	33

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING	34

ANNUAL REPORT ON FORM 10-K	34

OTHER MATTERS	34

APPENDIX A – ALPHA PRO TECH, LTD. 2020 OMNIBUS INCENTIVE PLAN	A-1

ii

ALPHA PRO TECH, LTD.

60 Centurian Drive

Suite 112

Markham, Ontario, Canada L3R 9R2

Telephone: (905) 479-0654

PROXY STATEMENT
FOR THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2020

This Proxy Statement, along with the accompanying Notice of Annual Meeting of Shareholders, contains information about the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company,” “we,” “our” or “us”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:30 a.m., local time, on Tuesday, June 9, 2020, at the principal office of the Company, 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.

This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

This Proxy Statement and accompanying proxy card, or the Notice of Internet Availability of Proxy Materials, as applicable, are first being sent to shareholders of the Company on or about April 29, 2020.

We encourage all of our shareholders to vote at the Annual Meeting, and we hope that the information contained in this document will help you decide how you wish to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on June 9, 2020

This Proxy Statement is available at

http://www.alphaprotech.com/userfiles/doccenter/Proxy_statement_2020.pdf,

and the 2019 Annual Report is available at

http://www.alphaprotech.com/userfiles/doccenter/Annual_Report_2019.pdf.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, the Company’s shareholders will consider and act upon the following matters:

1.	The election of seven (7) directors to serve until the 2020 Annual Meeting of Shareholders;
2.	The approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan;
3.	The ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020;
4.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay proposal”); and
5.	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In addition, management will report on the performance of the Company and respond to questions from shareholders.

As part of our precautions regarding the novel strain of the coronavirus, or COVID-19, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at http://www.alphaprotech.com/investors/proxystatement.aspx.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to use a hybrid “notice and access” approach, pursuant to which our registered shareholders will receive a printed copy of the proxy materials, while our beneficial shareholders (unless such shareholders have specifically requested paper copies of the materials) will receive only the required notification documentation under the notice and access provisions of the SEC rules, which will not include a paper copy of this Proxy Statement or our 2019 Annual Report to Shareholders. This approach conserves paper and reduces our costs of printing and distributing the proxy materials, while providing our shareholders with a convenient method of accessing the materials and voting. On or about April 29, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) was sent to our beneficial shareholders, which contains instructions on how to access and review the proxy materials on the Internet, how to submit your proxy via the Internet or by telephone, and how to request paper copies of the proxy materials, including this Proxy Statement and our 2019 Annual Report to Shareholders.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record of the Company’s common stock at the close of business on April 13, 2020, are entitled to vote at the Annual Meeting. Each shareholder of common stock is entitled to one (1) vote per share. We are authorized to issue 50,000,000 common shares, par value $.01 per share. There were issued and outstanding 13,571,344 of common stock as of the close of business on the Record Date. There is only one (1) class of shares.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Please note that if you hold your shares beneficially in “street name” (that is, through a broker, bank or other nominee), you will need to present a copy of a brokerage statement reflecting your stock ownership as of the Record Date and such other documents as may be required by your broker when you check in at the registration desk at the Annual Meeting. Failure to provide adequate proof that you are a shareholder may prevent you from being admitted to the Annual Meeting. Even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold your shares directly as the shareholder of record or beneficially in “street name,” you may direct your vote without attending the Annual Meeting by proxy. Please follow the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you received printed copies of the proxy materials, on the proxy card or voting instruction card. We urge you to review the proxy materials carefully before you vote. These materials are available at http://www.alphaprotech.com/userfiles/doccenter/Proxy_statement_2020.pdf.

How will my proxy be voted?

We will vote all properly executed proxies delivered pursuant to this solicitation at the Annual Meeting and in accordance with instructions given, if any. If no instructions are given, we will vote the proxies as recommended by the Board – FOR the election of the seven (7) director-nominees, FOR the approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan, FOR the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and FOR the Say-on-Pay proposal – and in the manner deemed by the persons named as proxies to be in the best interests of the Company and its shareholders as to any other matters that may come before the Annual Meeting. We are currently not aware of any other matters that may be properly presented at the Annual Meeting.

Can I revoke my proxy or change my vote?

The Board of Directors of the Company is soliciting the proxy, which is revocable at any time before it is voted. You may revoke the proxy by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy or by giving written notice of revocation to the Secretary of the Company at any time prior to the voting thereof. We must, however, actually receive the written notice or later-dated proxy before the vote of the shareholders. Only the latest validly-executed proxy that you submit will be counted.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Company or by delivering a later-dated proxy.

How can I obtain directions to be able to attend the Annual Meeting and vote in person?

Information on how to obtain directions to be able to attend the Annual Meeting and vote in person can be found at the following website:

http://www.alphaprotech.com/investors/proxystatement.aspx.

Will my vote be public?

No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available if actually necessary to meet legal requirements.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock will constitute a quorum, allowing the conduct of business. The shareholders present may adjourn the meeting despite the absence of a quorum.

How many votes are needed to approve the proposals?

Assuming the presence of a quorum, the directors of the Company will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal 1). The approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (Proposal 2), the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3) and the Say-on-Pay proposal (Proposal 4) will require the affirmative vote of a majority of the votes cast at the meeting.

A shareholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will not be counted as voting on any proposal brought before the Annual Meeting. Because the election of directors (Proposal 1) is determined by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, abstentions will not affect the outcome of this matter. Because they are not considered to be votes cast, abstentions will not affect the outcome of the approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (Proposal 2), the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3), or the Say-on-Pay proposal (Proposal 4).

What if my shares are held by a broker, bank or other nominee?

If you hold your shares in “street name,” i.e., in the name of a broker, bank or other nominee who is considered the shareholder of record with respect to those shares, these proxy materials, or instructions for how to access these proxy materials, are being forwarded to you by them. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares. If you hold your shares in “street name,” it is critical that you return the voting instruction card if you want your votes to count in the election of directors (Proposal 1), the approval of the 2020 Omnibus Stock Incentive Plan (Proposal 2) and the Say-on-Pay proposal (Proposal 4). Your broker, bank or nominee does not have the ability to vote your uninstructed shares on a discretionary basis in the election of directors or with respect to the executive compensation matters. Therefore, if you hold your shares in “street name” and do not instruct your broker, bank or nominee on how to vote in the election of directors or on Proposals 2 and 4, your shares will not be voted for any director nominee or on Proposals 2 and 4, or on any other proposal on which your broker does not have discretionary authority (resulting in a “broker non-vote”).

Shares underlying broker non-votes are counted for general quorum purposes but are not deemed to be present or entitled to vote with respect to any matter for which a broker does not have discretionary authority to vote. Thus, broker non-votes are not considered to be votes cast at a meeting (either for or against a proposal). At the Annual Meeting, broker non-votes will not be counted for purposes of the election of directors (Proposal 1) and will have no effect on the outcome of the election of directors based on the plurality voting standard. Similarly, broker non-votes will not be counted for purposes of the approval of the 2020 Omnibus Stock Incentive Plan (Proposal 2) and the Say-on-Pay proposal (Proposal 4) and will have no effect on the outcome of such matters since broker non-votes are not considered to be votes cast. Your broker, bank or nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020 (Proposal 3).

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four (4) business days of the Annual Meeting. If final voting results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final results within four (4) business days after the final results are known.

If I share an address with other shareholders of the Company, how can I request to obtain only one set of voting materials for future meetings?

You may request that we send you and the other shareholder(s) who share an address with you only one Notice or one set of proxy materials by calling us at (905) 479-0654 or by writing to us at our principal executive office at Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, Attn: Secretary. For shareholders who request and receive hard copies of the proxy materials, a separate proxy card will be included with the proxy materials for each shareholder. For shareholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone.

How do I obtain a separate set of proxy materials if I share an address with other shareholders?

If requested by a shareholder, we may deliver one Notice or, where applicable, one set of the proxy materials, to certain shareholders who share an address. If you have only received one Notice or one set of the proxy materials, you may request separate copies at no additional cost to you by calling us at (905) 479-0654 or by writing to us at our principal executive office at Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, Attn: Secretary. If you received a Notice and you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

You may also request separate paper proxy materials or a separate Notice for future annual meetings by following the instructions for requesting such materials in the Notice, or by contacting us by phone or e-mail.

PERSONS MAKING THE SOLICITATION

The cost of soliciting proxies, including the cost of preparing, assembling, printing, mailing and otherwise distributing the Notice of Internet Availability of Proxy Materials and these proxy materials, as well as soliciting your vote, will be borne by the Company. Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company, but these individuals may be reimbursed for their out-of-pocket expenses. We may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute proxies. No solicitation will be made by specifically engaged employees or soliciting agents.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws, the Board of Directors of the Company (the “Board”) is currently fixed at seven (7) members. Directors are elected annually for a term of office to expire at the succeeding annual meeting of shareholders after their election and until their successors are duly elected and qualified. Based on the recommendation of the Nominating/Governance Committee, the Board proposes that the seven (7) nominees identified below be elected for a new term of one (1) year and until their successors are duly elected and qualified. Shareholders may not vote for a greater number of persons than the number of nominees named.

Each of the nominees has consented to serve. If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Unless “Withhold” or “For All Except” is noted as to all or some of the nominees, proxies will be voted at the Annual Meeting FOR the election of the seven (7) nominees to the Board.

The Board unanimously recommends that you vote FOR each of the nominees listed below to serve as Directors of the company until the next annual meeting of shareholders AND until their successors are duly elected and qualified.

The following provides certain biographical information about the individuals who have been nominated for election as directors of the Company. All of the nominees are currently directors and were elected by the shareholders at the Company’s last annual meeting of shareholders.

The biographical information for each of the nominees below contains a description of the individual’s service as a director; business experience; director positions held currently or at any time during the last five (5) years, if applicable; information regarding involvement in certain legal or administrative proceedings, if applicable; and the experiences, qualifications, attributes and skills that caused the Board to determine that the individual should serve as a director. The stock ownership with respect to each nominee is set forth in the table entitled “Security Ownership of Certain Beneficial Owners and Management” that appears later in this Proxy Statement.

Information about the remaining executive officer of the Company who is not also a director is also provided below. None of the director-nominees or executive officers are related to any other director-nominee or to any other executive officer of the Company.

Information About Director-Nominees

LLOYD HOFFMAN (age 59) has been employed by the Company since November 15, 1991, first in the capacity of accountant, then as Senior Vice President of Finance and Administration from 1999 until 2002, as Chief Financial Officer from 2002 until December 2015, as Chief Executive Officer beginning January 4, 2016, and as President and Chief Executive Officer since December 27, 2017. He has been a director of the Company since January 4, 2016. From 1987 until 1991, Mr. Hoffman was in charge of finance and administration at Software Concepts, Inc., a developer of software for association and magazine publishers.

Mr. Hoffman’s ability to lead the Company in the global marketplace, coupled with his over 28 years of experience in the industry, his financial skills and his strong familiarity with the Company’s business, all provide him with a wide range of knowledge on issues important to the Company and its subsidiaries. Mr. Hoffman’s history with the Company and corporate leadership experience contribute greatly to the Board.

JOHN RITOTA (age 69) has been a director of the Company since December 18, 1991. Dr. Ritota has operated a general dentistry practice, Ritota and Ritota, with his brother in Delray Beach, Florida since 1981, where he currently serves as President and a director. From 2004 until 2008, Dr. Ritota served as a director of Maxim TEP, Inc., now known as Conquest Petroleum Inc., an oil and natural gas exploration, development and production company headquartered in The Woodlands, Texas, a suburb of Houston.

The Board believes that Dr. Ritota’s experience gained through operating and managing his dental practice and his history of service as a public company director provide him with a wide range of knowledge on issues important to business, including the business of the Company, that contributes valuable insight to the Board.

RUSSELL MANOCK (age 72) has been a director of the Company since June 10, 2000. Mr. Manock has been an independent chartered professional accountant (sole practitioner) since September 1, 2017. He was previously a senior partner in the public accounting firm Snow & Manock in Toronto, Ontario, Canada from 1976 until September 1, 2017.

Mr. Manock’s extensive experience as a chartered accountant, as well as his experience gained through the leadership and management of his accounting firm, equip him with a wide range of accounting, financial, capital markets, risk assessment, management and other skills, all of which provide valuable insight and expertise to the Board.

DANNY MONTGOMERY (age 71) has been the Senior Vice President of Alpha ProTech Engineered Products, Inc. (a subsidiary of the Company) since 2005, the Senior Vice President of Manufacturing of the Company since 2007 and a director of the Company since June 4, 2007. Mr. Montgomery has over 50 years of manufacturing and sales experience in various plastics and plastics processing and polymer industries. Mr. Montgomery joined the Company in July 1994 when the assets of Ludan Corp., a company that he founded and managed, were acquired by Alpha Pro Tech, Inc.

The Board believes that Mr. Montgomery’s years of experience in manufacturing and sales, as well as his knowledge and understanding of the business of the Company and its subsidiaries, make him a valuable contributor to the Board.

DAVID R. GARCIA (age 71) has been a director of the Company since October 13, 2010. Mr. Garcia has been retired since January 2009. He was a licensed stockbroker/producing manager with Cantella & Co. from 1983 until his retirement. Prior to entering the financial industry, he was employed by CF&I Steel Corp. in the Labor Relations Department from 1979 to 1983. Mr. Garcia was the Executive Director of the Wyoming Fair Employment Commission, a division of the Wyoming Department of Labor, from 1973 to 1979.

The Board believes that Mr. Garcia’s years of experience as a stockbroker, specifically his resulting exposure to publicly-held companies and their financial results and his understanding of public company risk assessment, bring a significant amount of perspective and knowledge to the Board.

JAMES BUCHAN (age 53) has been a director of the Company since March 31, 2017. Since August 2016, Mr. Buchan has served as a Senior Manager – Real Estate Critical and Key Facility Management for Bell Canada, a subsidiary of BCE Inc., one of the largest telecom and media companies in Canada (“Bell”), where he provides leadership and technical expertise to critical facility operations. From September 2013 until August 2016, Mr. Buchan served as Operations Manager for Bell. Prior to working for Bell, Mr. Buchan worked as a manager for Urbacon, a contractor for Bell, from September 2012 until September 2013, and as a facility manager for Brookfield Global Integrated Solutions from September 2009 until September 2012.

The Board believes that Mr. Buchan’s financial, operational and managerial experience in one of Canada’s largest telecom companies and his experience in financial management, strategic planning, human resources and labor relationship management, as well as his strong communications background, add a valuable perspective to the Board.

DONNA MILLAR (age 67) has been a director of the Company since December 27, 2017, and an employee of the Company and its predecessor since 1989. Since 2000, she has served as the primary point of contact for investor relations for the Company. Previously, she served as Director of International Sales from 1981 to 1991, in various accounting, customer service and investor relations roles from 1991 to 2000 and as Assistant to the President from 2000 to 2017. In her 29 years with the Company, she has gathered knowledge of the Company through several sales and accounting jobs, as well as public company experience through participating in capital raises, organizing and attending investor and shareholder meetings and serving as the primary contact for investor relations. Her deceased husband, Alexander W. Millar, was the former President and Chairman of the Company.

The Board believes that Ms. Millar’s in-depth knowledge of and long history with the Company, as well as her extensive experience serving a public company, contribute greatly to the Board.

Information About Executive Officer Who Is Not Also a Director-Nominee

Two of the executive officers of the Company, Lloyd Hoffman and Danny Montgomery, are also current directors and director-nominees and are identified above. Information follows on the other current executive officer of the Company.

COLLEEN MCDONALD (age 49) has been the Chief Financial Officer of the Company since January 4, 2016. Ms. McDonald joined the Company’s accounting department in 1995 and was named Assistant Corporate Controller in 2002. She then held the position of Corporate Controller from 2003 until she became Chief Financial Officer in 2016.

CORPORATE GOVERNANCE AND BOARD MATTERS

The principal role of the Company’s Board is to oversee the management of the Company’s affairs for the benefit of our shareholders. The Board regularly reviews our corporate governance policies and practices and compares them to those suggested by various authorities in the matters of corporate governance and the practices of other companies, taking into account the size and resources of the Company. Additionally, the Company continues to review new and proposed rules of the SEC and the listing standards of the NYSE American exchange (the “NYSE American”).

The Company is committed to having sound corporate governance principles. Operating in accordance with such principles is essential to running the Company’s business effectively and to maintaining the Company’s integrity in the marketplace. The Company’s Board has adopted a Code of Business Conduct and Ethics that sets forth basic principles to guide the Company’s directors and employees, including the President and Chief Executive Officer, Chief Financial Officer and other executive officers, in their conduct and compliance with applicable laws and governance principles. A copy of the Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our website, www.alphaprotech.com. Additionally, the Company will furnish to any person without charge, upon written request, a copy of the Code of Business Conduct and Ethics. The Company intends to disclose any amendments to the Code of Business Conduct and Ethics and any waiver of the Code of Business Conduct and Ethics granted to any director or executive officer of the Company on the Company’s website. As of the date of this Proxy Statement, there have been no such waivers.

Director Independence

The NYSE American listing standards provide that at least a majority of the members of the Board must be independent. Accordingly, because our Board currently has seven (7) members, at least four (4) of the directors must be independent. The NYSE American listing standards provide that no director will qualify as “independent” for these purposes unless the Board affirmatively determines that the director has no relationship with the Company that would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. Additionally, the listing standards set forth a list of relationships that would preclude a finding of independence.

The Board affirmatively determines the independence of each director and nominee for election as a director. The Board makes this determination annually. In accordance with the NYSE American listing standards, we do not consider a director to be independent unless the Board determines (i) that no relationships exist that would preclude a finding of independence under the NYSE American listing standards and (ii) that the director has no relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of the director’s independent judgment in carrying out his responsibilities as a director. Members of the Audit Committee, Organizational Development and Compensation Committee (the “Compensation Committee”) and Nominating/Governance Committee must also meet applicable independence tests of the NYSE American and the SEC.

The Board has reviewed a summary of the directors’ responses to a questionnaire asking about their relationships with the Company, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors and parties related to the directors. The purpose of this review was to determine whether any such transactions, relationships or arrangements were material and possibly inconsistent with a determination that the director was independent. After deliberation, the Board has determined that the Company’s four (4) non-employee directors – John Ritota, Russell Manock, David R. Garcia and James Buchan – are independent and that all of the members of the Audit Committee, Compensation Committee and Nominating/Governance Committee also satisfy the independence tests referenced above. Mr. Hoffman, Mr. Montgomery and Ms. Millar are not independent due to their employment with the Company.

Company Leadership Structure

The business of the Company is managed under the direction of the Board, which is elected by our shareholders. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its shareholders. Leadership is important to facilitate the Board in acting effectively as a working group so that the Company and its performance may benefit.

For more than 20 years prior to September 2015, the Company was primarily led and managed by Sheldon Hoffman, as Chief Executive Officer, and Alexander W. Millar, as President. While the Board does not have a policy requiring the separation or combination of the Chief Executive Officer and Chairman roles, the leadership structure of the Company historically included the combination of these roles, and, although not formally appointed, Sheldon Hoffman performed the duties of Chairman until his resignation from the Board and as Chief Executive Officer on September 21, 2015. Effective January 4, 2016, Lloyd Hoffman was appointed Chief Executive Officer of the Company, and Alexander W. Millar was formally appointed to serve in the role of Chairman, thus separating, in form, the roles of Chief Executive Officer and Chairman. Following his appointment as President on December 27, 2017, although not formally appointed, Lloyd Hoffman has performed the duties of Chairman. We have determined that our current structure is the most appropriate and effective Board leadership structure for the Company at this time, based upon a number of factors, including the experience of the applicable individuals, the current business environment and the specific needs of our business. However, we continue to evaluate the Board leadership structure of the Company in light of the loss of our Chairman in December 2017 to determine whether an alternate structure would best serve the interests of the Company in the future.

Although the Board has not designated a lead independent director, four (4) of the seven (7) current members of the Board are independent, three (3) of the four (4) independent directors have served as directors for at least seven (7) years and all have significant knowledge of the Company’s business. In addition, the Audit Committee, Compensation Committee and Nominating/Governance Committee are comprised solely of independent directors. The Company’s non-management directors regularly meet in non-management directors’ sessions, which sessions allow the directors to speak candidly on any matter of interest, without the President and Chief Executive Officer or other members of management present.

Overall, the Board is collegial, and all Board members are well-engaged in their responsibilities. All Board members express their views and are open to the opinions expressed by other directors.

Risk Oversight

Executive management continually identifies and monitors the material risks facing the Company, including financial, strategic, operational, legal and compliance risks, together with business relationships and customer relations. The Board is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. The Board has delegated to certain of its committees the primary oversight responsibility for those risks that are directly related to each committee’s area of focus.

The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our major financial risk exposures, and oversees the steps that management has taken to monitor and control those exposures. The Compensation Committee considers risk issues when establishing and administering our compensation programs for executive officers and other key personnel. The Nominating/Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board on how its effectiveness can be improved by changes in its composition and organization.

The Board and its committees exercise their risk oversight function by carefully evaluating the reports that they receive from management and by making inquiries of management with respect to areas of particular interest to the Board or its committees. We believe that our leadership structure also enhances the Board’s risk oversight function, as Lloyd Hoffman, in his roles as President and Chief Executive Officer, regularly discusses the material risks facing the Company with other members of the Company’s management team.

The Company maintains a whistleblower policy, which provides for confidential or anonymous employee communications with the non-management directors of the Board. The policy is monitored by the Audit Committee.

Board Meetings and Committees

The Board of the Company conducts its business through meetings of the Board and its committees. During 2019, the Board of the Company met four (4) times. Each of the incumbent directors attended 100% of the total number of meetings of the Board and all committees of the Board for the period during which the director served on the Board or such committee in 2019.

In addition to participation at Board and committee meetings, the Company’s directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the President and Chief Executive Officer and other members of management regarding matters of interest and concern to the Company.

Directors are encouraged but not required to attend the annual meetings of shareholders. Four of our directors, Messrs. Lloyd Hoffman, Russell Manock and James Buchan and Ms. Donna Millar, attended the Company’s 2019 Annual Meeting of Shareholders.

Our Board has a standing Audit Committee, Compensation Committee and Nominating/Governance Committee. Only members of the Board can be members of a committee, and each committee is required to report its actions to the full Board. The functions of each of the Audit Committee, the Compensation Committee and the Nominating/Governance Committee are governed by charters that have been adopted by the Board. The charters of each of these committees are available free of charge in the “Corporate Governance” section of our website, www.alphaprotech.com.

Audit Committee

The purposes of the Audit Committee are to assist the Board in fulfilling its oversight of the accounting and financial reporting processes of the Company, the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors, as well as to prepare the Audit Committee Report that is included annually in the Company’s proxy statement sent to shareholders for the annual meeting. The specific functions and responsibilities of the Audit Committee are set forth in more detail in the committee’s charter.

The Board has carefully evaluated the backgrounds of the members of the Audit Committee and has determined that each member qualifies as independent under the heightened independence standards of the applicable NYSE American listing standards and SEC rules and satisfies the membership requirements of the SEC and the NYSE American for audit committee membership. The Board also has determined that Russell Manock qualifies as an “audit committee financial expert,” as that term is defined by the applicable rules of the SEC. As an audit committee financial expert, Mr. Manock also satisfies the NYSE American accounting and financial management expertise requirements. Mr. Manock’s relevant experience is summarized in the section entitled “Proposal 1 – Election of Directors; Information About Director-Nominees” appearing earlier in this Proxy Statement.

The Audit Committee, consisting of Messrs. Russell Manock (Chairman), John Ritota and David R. Garcia, met four (4) times in 2019. The report of the Audit Committee appears later in this Proxy Statement.

Compensation Committee

The functions of the Compensation Committee are to assist the Board in discharging its oversight responsibilities relating to, among other things, executive compensation, equity and incentive compensation plans, management succession planning and training of all management levels, as well as to produce the report of the Compensation Committee that is included annually in the Company’s proxy statement sent to shareholders for the annual meeting. The President and Chief Executive Officer assists the committee with determining the amount of compensation to be paid to the other executive officers, in part, by providing historical and current performance data to the committee, but does not play a role in his own compensation determination. The committee has discretion to approve, disapprove or modify recommendations made by the President and Chief Executive Officer and then provides a recommendation regarding compensation of our executive team to the Board for its approval.

The charter of the Compensation Committee grants the committee the authority to hire outside experts in the field of executive compensation to assist the committee in fulfilling its responsibilities, but does not otherwise provide the Compensation Committee with the ability to delegate its responsibility for determining executive and director compensation. Currently, the committee does not use such a compensation consultant or similar expert. However, in the future, the committee may engage or seek the advice of a compensation consultant or similar expert.

The Board considered all of the factors specifically relevant to determining whether a member of the compensation committee has a relationship to the Company which is material to his ability to be independent from management in connection with the duties of a compensation committee member, including the source of compensation of the member and whether the member is affiliated with the Company. The Board determined that each of the members of the committee is independent within the meaning of the NYSE American listing standards and the NYSE American Company Guide.

The Compensation Committee, consisting of Messrs. John Ritota (Chairman), David R. Garcia and James Buchan, met three (3) times in 2019. The report of the Compensation Committee appears later in this Proxy Statement.

The Compensation Committee has reviewed the Company’s compensation programs, plans and practices for all employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to encourage or incent risks that are “reasonably likely to have a material adverse effect” on the Company. As a result of this process, the committee concluded and informed the Board that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company. The committee will continue to review on an annual basis the Company’s compensation programs, plans and practices in order to determine if there are incentives that could result in risks that could have such an effect on the Company.

Nominating/Governance Committee

The purposes of the Nominating/Governance Committee as set forth in its charter are to (1) identify and recommend to the Board candidates for nomination or appointment as directors, (2) review and recommend to the Board appointments to Board committees, (3) develop and recommend to the Board corporate governance guidelines for the Company and any changes to those guidelines, (4) review, from time to time, the Company’s Code of Business Conduct and Ethics and certain other policies and programs intended to promote compliance by the Company with its legal and ethical obligations and recommend to the Board any changes to the Code of Business Conduct and Ethics and such policies and programs and (5) oversee the Board’s annual evaluation of its own performance.

Each of the members of the committee is independent within the meaning of the NYSE American listing standards.

The Nominating/Governance Committee, consisting of Messrs. James Buchan (Chairman), Russell Manock and David R. Garcia, met four (4) times in 2019.

Consideration of Director-Nominees

Criteria and Diversity

Criteria that are used by the Nominating/Governance Committee in connection with evaluating and selecting new directors include factors relating to whether the candidate would meet the definition of “independent” as defined by the applicable NYSE American listing standards, as well as the candidate’s skills, occupation and experience in the context of the needs of the Board. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating/Governance Committee continually reviews the qualifications and responsibilities of all directors in consideration of the Board’s overall responsibility to shareholders. Although neither the Board nor the Nominating/Governance Committee has a formal policy with regard to the consideration of diversity in identifying director nominees, the director nomination process is designed to ensure that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to the Company’s business, and also considers issues of judgment, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value. The goal of this process is to assemble a group of directors with deep, varied experience, sound judgment and commitment to the Company’s success. For a discussion of the individual experience and qualifications of our directors, please refer to the section entitled “Proposal 1 – Election of Directors; Information About Director-Nominees” appearing earlier in this Proxy Statement.

Process for Identifying and Evaluating Director-Nominees

The process followed by the Nominating/Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating/Governance Committee and the Board. Assuming that the appropriate biographical and background material discussed below is provided on behalf of candidates recommended by shareholders, the Nominating/Governance Committee will evaluate those candidates by applying substantially the same criteria and following substantially the same process as that used for candidates submitted by Board members.

Director-Nominees Proposed by Shareholders

The Nominating/Governance Committee will consider candidates recommended by shareholders for inclusion by the Board in the slate of nominees that the Board recommends to the shareholders for election. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director-nominees, including candidates recommended by shareholders, the Nominating/Governance Committee applies the selection criteria and follows the process described above.

Shareholders may recommend individuals for the Nominating/Governance Committee to consider as potential director candidates by submitting the following information to the Nominating/Governance Committee, c/o Secretary of Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2:

●	The name of the recommended person;

●

All information relating to the recommended person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as may be amended from time to time;

●	The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

●

As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the registered holder; and

●	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Any such recommendation must be received at the address above not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

Shareholder Communications with the Board of Directors

The Board will give appropriate attention to written communications that are submitted by shareholders and will respond as the Board deems appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating/Governance Committee primarily will be responsible for monitoring communications from shareholders and providing copies or summaries of such communications to the other directors as he deems appropriate. Communications will be forwarded to all directors if such communications relate to substantive matters and include suggestions or comments that the Chairman of the Nominating/Governance Committee considers important.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to the Chairman of the Nominating/Governance Committee, c/o Secretary of Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.

All written communications to the Company’s Board will be relayed to the Nominating/Governance Committee without being screened by management.

Compensation Committee Interlocks and Insider Participation

During 2019, the Compensation Committee, which establishes the compensation of the Company’s executive officers, was comprised of Messrs. John Ritota (Chairman), David R. Garcia and James Buchan. During 2019, no executive officer of the Company served as (i) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a director of the Company.

TRANSACTIONS WITH RELATED PERSONS

The Company recognizes that transactions between it or its subsidiaries and any of its directors or executive officers may present potential or actual conflicts of interest that are not in the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company’s Code of Business Conduct and Ethics, the Company prefers to avoid such transactions. However, we may occasionally enter into or participate in transactions with certain “related persons.” “Related persons” include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related person transactions.”

In accordance with the Company’s Related Person Transaction Policy Statement, the Company’s accounting department brings any potential transaction between the Company and a related person to the attention of the Chief Financial Officer, who then notifies the President and Chief Executive Officer, the Audit Committee and/or the full Board. The Audit Committee or a majority of disinterested directors then reviews the material facts of the related person transaction and either approves or disapproves of the transaction.  In determining whether to approve a related person transaction, a number of factors are considered, including the material terms of the transaction, the nature of the related person’s interest in the transaction, the significance of the transaction to the related person, the nature of the related person’s relationship with the Company, the significance of the transaction to the Company and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or member of management to act in the best interests of the Company.  Transactions that are less than $10,000 and that are deemed to be in the ordinary course of business, as determined by the Chief Financial Officer and/or the President and Chief Executive Officer, are not subject to these review procedures. The President and Chief Executive Officer reviews all related person transactions to ensure that they are “arm’s length” and accounted for properly, and further reviews the disclosures in the Company’s SEC filings to ensure that any related person transactions are disclosed in accordance with SEC rules and the requirements of U.S. generally accepted accounting principles.

Additionally, the Audit Committee of the Company’s Board, pursuant to its written charter, has developed, and the Board has approved, a Code of Business Conduct and Ethics, which sets forth certain factors that must be considered in identifying potential conflicts of interest and certain situations that could create a conflict of interest. Any such potential conflict of interest situation must be discussed with the Code of Business Conduct and Ethics Contact Person, currently the Company’s President and Chief Executive Officer.

Ms. Millar has a material interest in certain benefits and other payments which were made pursuant to the employment agreement with Alexander W. Millar dated May 15, 2015 (the “Millar Employment Agreement”), as well as an interest in property held by Mr. Millar prior to his death, as beneficiary of Mr. Millar’s estate. Mr. Millar’s estate included a death benefit payable pursuant to the Millar Employment Agreement, in an amount of $619,000, as well as 66,667 options with an exercise price of $2.12 granted on June 24, 2016, which were exercisable in accordance with the Millar Employment Agreement and the applicable option award agreement. The options were exercised with a market value on the exercise date of $3.65 per share. In 2018, Ms. Millar received one-third of the death benefit ($206,333), all of the shares of common stock held by Mr. Millar prior to his death and all of the shares of common stock received upon the exercise of the 66,667 options from the estate of Mr. Millar. In 2019, Ms. Millar received one-third of the death benefit ($206,333), with the remainder to be paid in 2020.

Additionally, as an employee of the Company, Ms. Millar receives a salary of approximately $128,113(1) and is eligible to participate in the Option Plan (as defined below) and the Company’s other benefit plans, practices and programs, as in effect from time to time, in accordance with their terms. In connection with her employment, Ms. Millar received a grant of 15,000 employee stock options with an exercise price of $3.62 on March 20, 2019, which are exercisable in three equal installments on the first, second and third anniversary of the grant date.

(1) Ms. Millar’s salary was paid as Can$170,000 in 2019, presented here in U.S. dollars at the exchange rate of 0.7536.

EXECUTIVE COMPENSATION

This Executive Compensation section addresses the objectives and implementation of the Company’s executive compensation program and focuses on the policies and decisions underlying the program. The Company intends for this Executive Compensation section to not only describe the various elements of the current executive compensation program of the Company, but also provide information regarding the underlying philosophy of the program and the criteria on which executive compensation is based.

Executive Compensation Objectives

The Company’s executive compensation objectives are to:

●	Motivate and retain highly qualified managers and executives;
●	Link executives’ total compensation to Company and individual job performance; and
●	Provide an appropriate balance between incentives focused on achievement of annual business plans and long-term incentives tied to increases in shareholder value.

Our compensation philosophy is consistent with, and attempts to further, our belief that the caliber and motivation of our executive officers, and their leadership, are critical to our success.

Oversight of the Compensation Program/Role of Executive Officers

The Compensation Committee oversees our compensation program and reviews and recommends to the Board the compensation to be paid to all executive officers, including the President and Chief Executive Officer (Mr. Hoffman), the Chief Financial Officer (Ms. McDonald) and our other executive officer (Mr. Montgomery) during 2019 (collectively, the “Named Executive Officers”).

Our Compensation Committee’s responsibilities include reviewing and recommending to the Board annually the amount, form and terms of compensation to be paid to the Named Executive Officers and assessing and making recommendations to the Board regarding executive compensation and benefit plans and programs. The President and Chief Executive Officer assists the committee with determining the amount of compensation to be paid to the other executive officers, in part, by providing historical and current performance data to the committee, but does not play a role in his own compensation determination. The committee has discretion to approve, disapprove or modify recommendations made by the President and Chief Executive Officer and to then provide a recommendation regarding compensation of our executive team to the Board for its approval.

Elements of Executive Compensation

The key elements of the Company’s executive compensation program are (i) base salary, (ii) discretionary annual incentive compensation and long-term incentive compensation and (iii) contractual incentive awards (for Mr. Hoffman only).

Base Salary

The Company pays its Named Executive Officers a fixed annual base salary. Base salary is determined principally by job responsibilities required by the position, the length of service of the individual in such position and at the Company, and individual competence. Base salaries provide a degree of financial stability for the Named Executive Officers, with increases designed to reward recent performance and contributions. The amount of base salaries and any future increase or decrease in base salaries may also take into account the compensation paid by our competitors and/or other comparably sized companies. Base salaries are reviewed and approved by the Board annually to determine their appropriateness.

Discretionary Annual Incentive Compensation and Long-Term Incentive Compensation

Cash bonuses and awards of stock options reflect each individual Named Executive Officer’s contribution to the overall financial performance of the Company. Except as discussed below in relation to Mr. Hoffman, we do not have a regular or pre-established plan for making either cash bonuses or equity awards.

Discretionary cash bonuses are paid on a case-by-case basis at the discretion of the Compensation Committee and the Board. Cash bonuses are paid in circumstances where the Board believes that it is appropriate to reward exceptional individual and/or Company performance. The Compensation Committee reviews and recommends to the Board for approval bonuses paid to our Named Executive Officers. We expect to pay cash bonuses to executive officers in the future as part of the Company’s overall executive compensation program as circumstances warrant. Our bonus structure has been, and will continue to be, designed to reward individual and Company performance.

Pursuant to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan, as amended (the “Option Plan”), the Company uses stock-based awards in some years to provide long-term incentive compensation and to link the financial interests of its Named Executive Officers with the financial interests of its shareholders. The Company’s program for granting stock options contributes significantly to that linkage. Grants are made on a discretionary basis, taking into account our need to incentivize management. Stock options become exercisable over time and, thus, require a longer-term commitment by the Named Executive Officers to realize the appreciation potential of the options. The terms of the options and the dates after which they become exercisable are established by the Board within the parameters of the Option Plan.

The options granted to our Named Executive Officers in 2019 will be exercisable in three equal installments on the first, second and third anniversary of the grant date, provided that, except as otherwise provided in the option agreement, at the time he or she exercises the option, the officer is and has been at all times since the grant date, an employee of the Company. If the officer ceases to be employed by the Company for any reason other than death, disability or a discharge for “cause” (as defined in the option agreement), the right to exercise the option shall terminate three months after the cessation of employment, to the same extent the officer was entitled to exercise the option on the date of cessation of employment. If the officer dies or becomes disabled prior to the fifth anniversary of the grant date of the option while the officer is an employee of the company or within three months after the officer ceases to be an employee of the Company (other than for “cause”), the option will be exercisable within the period of one year following the date of death or disability, to the same extent the officer was entitled to exercise the option on the date of death or disability. If the officer ceases his or her employment due to being discharged for “cause,” the right to exercise the option will terminate immediately upon cessation of employment.

Contractual Incentive Awards

Contractual incentive awards have historically been provided to our President and Chief Executive Officer, pursuant to which such individual or individuals, as applicable, were entitled to a cash incentive participation equal to 5% of the consolidated annual pre-tax profits of the Company, excluding bonus expenses. Mr. Hoffman is entitled to such an award pursuant to his employment agreement, as further described below.

The Company believes that each key element complements the others, and that together the key elements achieve the Company’s principal compensation objectives. Our compensation program has been successful in retaining executive talent, as evidenced by the longstanding employment of our current Named Executive Officers with the Company.

Perquisites

None of our Named Executive Officers receive any perquisites. Our policy is not to provide perquisites to executives, in part because we believe that they do not effectively incentivize management to improve the financial performance of the Company. Additionally, we do not maintain any pension or defined benefit plans specifically for the benefit of our Named Executive Officers.

Employment Agreement

The Company entered into an employment agreement with Mr. Hoffman, related to his role as Chief Executive Officer of the Company, effective August 31, 2016, which was amended on October 24, 2017. Among other things, this agreement sets forth his compensation terms, his rights upon a termination of employment and restrictive covenants regarding non-competition and non-solicitation. See “Hoffman Employment Agreement” under the 2019 Summary Compensation Table below for additional details about the employment agreement with Mr. Hoffman.

Benefit Plans

Retirement Savings Plan

The Company has a Retirement Savings Plan (the “401(k) Plan”) that is intended to qualify under Section 401(k) of the Internal Revenue Code (the “Code”). Employees of the Company who have attained at least age 21 and have completed at least one (1) year of service with the Company are eligible to make contributions to the 401(k) Plan on a pre-tax basis of up to 12% of the participant’s compensation in any year in accordance with limitations defined in the Code. Under the 401(k) Plan, the Company matches 25% of the contributing participant’s effective deferral but not in excess of 4% of such contributing participant’s compensation. The pre-tax contributions made by a participant and the earnings thereon are at all times fully vested. The participant’s interest in Company contributions and the earnings thereon will become vested at the rate of 20% per year for each year of service with the Company or, if earlier, upon such participant’s death or disability. A participant’s fully vested benefit under the 401(k) Plan may be distributed to the participant upon his or her retirement, death, disability or termination of employment or upon reaching age 59 1/2.

Our Named Executive Officers may participate in the Company’s 401(k) Plan on the same terms as all of our employees. The Company’s only contribution in 2019 on behalf of any of the Named Executive Officers was $1,954 on behalf of Danny Montgomery.

Other Benefit Plans

Senior management, including the Named Executive Officers, may also participate in our other benefit plans on the same terms as our other employees. These plans include medical and dental insurance, life insurance and long-term disability insurance.

Tax and Accounting Implications

The Company accounts for stock-based compensation, including stock options granted under the Option Plan, in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification 718 (“FASB ASC 718”), Compensation – Stock Compensation.

All grants made under the Option Plan are intended either not to be subject to, or otherwise to comply with, Section 409A of the Internal Revenue Code (“Section 409A”).

Compensation Committee Report

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Executive Compensation section with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board that the Executive Compensation section be included in this Proxy Statement.

This report is furnished by the Compensation Committee:

John Ritota (Chairman)

David R. Garcia

James Buchan

2019 Summary Compensation Table

The following table sets forth, for the years ended December 31, 2019, 2018 and 2017, a summary of the compensation paid to or earned by the Named Executive Officers.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total
Lloyd Hoffman President and Chief Executive Officer	2019 2018 2017	$632,000 $618,000 $575,000	$194,000 $233,000 $60,000	$108,000 $146,300 —	— — —	$934,000 $997,300 $635,000
Danny Montgomery Senior Vice President of Alpha ProTech Engineered Products, Inc. and Senior Vice President of Manufacturing	2019 2018 2017	$440,000 $427,000 $414,000	$48,000 $120,000 $32,000	$54,000 $73,150 —	$2,014 $1,954 $1,895	$544,014 $622,104 $447,895
Colleen McDonald Chief Financial Officer	2019 2018 2017	$237,500 $226,000 $205,000	$36,000 $90,000 $24,000	$32,400 $36,575 —	— — —	$305,900 $352,575 $229,000

(1)

The amounts reported in this column reflect the dollar amount of base salary earned for the year, taking into account any salary increases which became effective during the year. In our 2019 proxy statement, the annual salary amounts for Mr. Hoffman and Ms. McDonald inadvertently reported 2019 base salary rather than 2018 base salary (a difference of $14,000 and $11,500, respectively). The 2018 base salary amounts have been corrected in this Summary Compensation Table.

(2)

The amounts reported in this column reflect annual cash incentive compensation for each officer, based on performance in the respective year, and determined by the Compensation Committee in February of the following year and paid soon after. In the case of Mr. Hoffman, the bonus is based on a contractual incentive award as discussed earlier in this Proxy Statement and below under “Hoffman Employment Agreement.” At his election, Mr. Hoffman did not receive the entire amount of the contractual bonus in 2017.

(3)

The amounts reported in this column reflect the aggregate grant date fair value of the equity awards, as computed in accordance with FASB ASC 718. For a discussion of this calculation, see “Stock-Based Compensation” under “Critical Accounting Policies and Estimates” under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These are not amounts paid to the Named Executive Officer. There can be no assurance that the grant date fair value will ever be realized. There were no options granted in 2017.

(4)	The amounts reported in this column represent matching contributions made by the Company under the Company’s 401(k) Plan.

Hoffman Employment Agreement

On August 31, 2016, the Company entered into an employment agreement (the “Hoffman Employment Agreement”) with Lloyd Hoffman. The term of the Hoffman Employment Agreement is for a period commencing on August 31, 2016, and continuing through January 1, 2021, and thereafter automatically renewing for successive periods of one year unless either party provides the requisite notice not to renew. The parties entered into a first amendment to the Hoffman Employment Agreement, effective October 24, 2017, which amendment set forth the terms of Mr. Hoffman’s contractual bonus.

Pursuant to the Hoffman Employment Agreement, Mr. Hoffman’s base salary was increased to $600,000 effective July 1, 2017, to $618,000 effective January 1, 2018, and to $632,000 effective January 1, 2019. Mr. Hoffman will be eligible for an annual discretionary bonus in the form of cash or equity based upon an evaluation of the Company’s Board of the financial performance of the Company and Mr. Hoffman’s performance during the Company’s preceding fiscal year, and a bonus in the amount of five percent (5%) of the Company’s earnings before tax, as presented in the Company’s annual income statement, up to a maximum annual bonus of $1,000,000.

Pursuant to the Hoffman Employment Agreement, Mr. Hoffman’s employment with the Company may be terminated at any time by the Company with or without Cause or in the event of Mr. Hoffman’s Retirement, death or Disability (as such terms are defined in the Hoffman Employment Agreement). If Mr. Hoffman’s employment with the Company is terminated for Cause, the Company will pay Mr. Hoffman any accrued base salary and benefits. If Mr. Hoffman is terminated without Cause, the Company will pay Mr. Hoffman any accrued base salary and benefits and a termination payment calculated by dividing Mr. Hoffman’s base salary in effect on the date of termination by 12 and multiplying that number by the number of years of his service for the Company, to be paid in installment payments as set forth in the Hoffman Employment Agreement. If Mr. Hoffman Retires and is not Disabled, Mr. Hoffman will continue to provide services to the Company, either as a consultant or a representative, for four (4) years. Mr. Hoffman will be paid for these services an amount consisting of forty percent (40%) of Mr. Hoffman’s base salary in effect on the date of Retirement. If Mr. Hoffman dies or becomes Disabled, the Company will pay Mr. Hoffman, his estate, beneficiary or other designee, any accrued base salary and benefits and a death or Disability payment calculated by dividing Mr. Hoffman’s base salary in effect on the date of death or Disability by 24 and multiplying that number by the number of years of his service for the Company. If there is a Change of Control of the Company (as such term is defined in the Hoffman Employment Agreement) and Mr. Hoffman is terminated in connection with such Change of Control or at any time thereafter during the term of the Hoffman Employment Agreement, the Company will pay Mr. Hoffman any accrued base salary and benefits and a termination payment calculated by dividing Mr. Hoffman’s base salary in effect on the date of termination by 12 and multiplying that number by the number of years of his service for the Company, to be paid in a lump sum payment as set forth in the Hoffman Employment Agreement. Mr. Hoffman will be subject to certain non-competition and non-solicitation restrictions for a period of two (2) years following the termination of his employment with the Company, and Mr. Hoffman must execute a general release acceptable to the Company prior to receiving any termination or Change of Control payments provided for in the Hoffman Employment Agreement.

2004 Stock Option Plan

                All grants of stock options made to our Named Executive Officers are granted pursuant to the Option Plan, which is administered by the Board. The Board may grant stock options to key employees and non-employee directors, and each grant is evidenced by a written award agreement specifying the terms and conditions of the grant. The Option Plan prohibits granting stock options with an exercise price that is less than the fair market value of the common stock on the grant date.

Participants must deliver written notice of exercise to the Company, and the Board may accept the following as payment for the exercise price: (a) cash, (b) net proceeds from a cashless exercise, (c) delivery of previously acquired shares of common stock that have an aggregate fair market value on the date of exercise equal to the exercise price or (d) certifying to ownership by attestation of such previously acquired shares. Subject to any provision in an award agreement to the contrary, upon a change in control of the Company, all outstanding options will become fully exercisable and all restrictions will terminate or lapse.

Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/share)	Full Grant Date Fair Value of Option Awards(1)
Lloyd Hoffman	March 20, 2019	100,000	$3.62	$ 108,000
Danny Montgomery	March 20, 2019	50,000	$3.62	$ 54,000
Colleen McDonald	March 20, 2019	30,000	$3.62	$ 32,400

(1) This amount reflects the dollar amount recognized, or to be recognized, for financial statement purposes in accordance with FASB ASC 718.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to the options held by the Named Executive Officers at December 31, 2019. The options included below have an exercise price equal to the closing sales price of the Company’s common stock on the grant date and have a five-year life.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Lloyd Hoffman	200,000 (1) 31,667 (2) 0 (3)	0 (1) 63,333 (2) 100,000 (3)	$2.12 $3.20 $3.62	6/23/2021 3/20/2023 3/19/2024
Danny Montgomery	100,000 (1) 15,833 (2) 0 (3)	0 (1) 31,667 (2) 50,000 (3)	$2.12 $3.20 $3.62	6/23/2021 3/20/2023 3/19/2024
Colleen McDonald	50,000 (1) 7,917 (2) 0 (3)	0 (1) 15,833 (2) 30,000 (3)	$2.12 $3.20 $3.62	6/23/2021 3/20/2023 3/19/2024

(1) These options were granted to the officer on June 24, 2016. These options vested in equal installments over three years beginning one year after the grant date.

(2) These options were granted to the officer on March 21, 2018. These options are scheduled to vest in equal installments over three years beginning one year after the grant date.

(3) These options were granted to the officer on March 20, 2019. These options are scheduled to vest in equal installments over three years beginning one year after the grant date.

DIRECTOR COMPENSATION

The Company uses cash compensation and awards of stock options to attract and retain qualified candidates to serve on the Board. In establishing director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of members of the Board. Non-employee director compensation is determined annually by the Board acting upon the recommendation of the Compensation Committee. Directors who are also employees of the Company receive no additional compensation for their service as a director. Non-employee directors of the Company are paid an annual retainer of $20,500. The Compensation Committee and the Nominating/Governance Committee chairmen each receive an additional $1,000 per year in compensation, and the Audit Committee chairman receives an additional $11,000 per year in compensation. Directors also are reimbursed for their direct expenses incurred in attending meetings of the Board or the committees of the Board.  Non-employee directors are paid bi-annually in June and December. Beginning with the Company’s 2004 Annual Meeting of Shareholders, each non-employee director became eligible to receive under the Option Plan (i) an annual grant of non-qualified stock options to purchase up to a maximum of 15,000 shares of common stock and (ii) a grant of non-qualified stock options to purchase up to a maximum of 25,000 shares of common stock at the time at which he or she first becomes a non-employee director. On September 19, 2019, each of our non-employee directors received a grant of 15,000 options with a grant price of $3.42.

Ms. Millar did not receive compensation in 2019 and will not receive compensation in the future for her service on the Board. However, she will continue to receive her current salary as an employee of the Company of approximately $128,112(1) and to be eligible to participate in the Option Plan and the Company’s other benefit plans, practices and programs, as in effect from time to time, in accordance with their terms. In connection with her employment, Ms. Millar received a grant of 15,000 employee stock options with an exercise price of $3.62 on March 20, 2019, which are exercisable in three equal installments on the first, second and third anniversary of the grant date.

(1) Ms. Millar’s salary was paid as Can$170,000 in 2019 and Can$165,000 in 2018, converted to U.S. dollars at the exchange rate of 0.7536 in 2019 and 0.7718 in 2018.

2019 Director Compensation Table

The following table provides information regarding compensation earned by or paid to the Company’s directors (other than its Named Executive Officers) in 2019 for services as a director of the Company.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards (2) ($)	Total ($)
John Ritota	$21,500	$14,550	$36,050
Russell Manock	$31,500	$14,550	$46,050
David R. Garcia	$20,500	$14,550	$35,050
James Buchan	$21,500	$14,550	$36,050
Donna Millar (3)	—	—	—

(1)

Mr. Hoffman and Mr. Montgomery are not included in this table, as they are, and at all times during 2019 were, employees of the Company and, thus, received no compensation for their service as directors. The compensation received by these individuals as employees of the Company is shown in the 2019 Summary Compensation Table that appears earlier in this Proxy Statement.

(2)

The amounts reported in this column reflect the aggregate grant date fair value of the equity awards, as computed in accordance with FASB ASC 718. The aggregate number of options outstanding for each non-employee director as of December 31, 2019, was as follows: John Ritota: 70,000 options; Russell Manock: 70,000 options; David R. Garcia: 70,000 options; and James Buchan: 70,000 options. The aggregate number of shares issuable pursuant to exercisable options held by each non-employee director as of December 31, 2019, was as follows: John Ritota: 40,000 shares; Russell Manock: 40,000 shares; David R. Garcia: 40,000 shares; and James Buchan: 31,667 shares.

(3)

Ms. Millar did not receive compensation in 2019 and will not receive compensation in the future for her service on the Board; however, she received compensation as an employee of the Company, as discussed above. As of December 31, 2019, Ms. Millar had 59,250 options outstanding, and 34,750 shares were issuable pursuant to exercisable options, all of which options were granted as employee stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 13, 2020, with respect to shares of common stock of the Company beneficially owned by each current director (and director-nominee), by each Named Executive Officer for 2019, by all current directors and executive officers as a group and by persons known by the Company to be beneficial owners of more than 5% of the Company’s common stock.

Unless otherwise indicated, the address of each beneficial owner is c/o Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)		Percent of Class (2)

5% Shareholders (excluding current directors and executive officers)
Renaissance Technologies LLC/Renaissance Technologies Holdings Corporation 800 Third Ave, New York, NY 10022	1,058,728	(3)	7.8%
Polar Asset Management Partners Inc. 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada	844,196	(4)	6.2%

Current Directors and Executive Officers
Donna Millar	1,299,853	(5)	9.6%
John Ritota	76,450	(6)	*
Russell Manock	0		*
David R. Garcia	0		*
Danny Montgomery	0		*
Lloyd Hoffman	66,001	(7)	*
James Buchan	0		*
Colleen McDonald	19,417	(8)	*
All current directors and executive officers as a group (8 persons)	1,461,721	(9)	10.6%

*Represents less than 1% of our outstanding shares.

(1)

The number of shares of common stock reflected in the table is the number of shares that are deemed to be beneficially owned under the federal securities laws. Shares deemed to be beneficially owned include shares as to which, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power is held or shared or as to which the individual has the right to acquire beneficial ownership within sixty (60) days through the exercise of an option, warrant, right of conversion of a security or otherwise. Unless otherwise stated, the named person has the sole voting and investment power for the shares indicated.

(2)

Percentage of ownership is based on 13,571,344 shares of Company common stock outstanding as of April 13, 2020, and treats as outstanding all shares underlying currently exercisable options held by the identified beneficial owner. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)

This information is based solely upon our review of an amended Schedule 13G/A filed jointly by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation with the SEC on February 13, 2020, reporting beneficial ownership as of December 31, 2019, which states that Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation have sole voting power over 1,043,804 shades, sole dispositive power over 1,058,027 shares, and shared dispositive power over 701 shares, and an aggregate amount beneficially owned of 1,058,728 shares as of December 31, 2019, which constitutes 7.8% of our outstanding common stock as of the Record Date.

(4)

This information is based solely upon our review of an amended Schedule 13G/A filed jointly by Polar Asset Management Partners Inc. with the SEC on February 10, 2020, reporting beneficial ownership as of December 31, 2019, which states that Polar Asset Management Partners Inc. has sole voting and dispositive power over 844,196 shares as of December 31, 2019, which constitutes 6.2% of our outstanding common stock as of the Record Date.

(5)	Includes 44,500 shares subject to currently exercisable options.

(6)

Includes (i) 30,000 shares subject to currently exercisable options, (ii) 10,600 shares owned beneficially by Dr. Ritota’s wife, as to which Dr. Ritota disclaims beneficial ownership and (iii) 5,000 shares owned beneficially by Dr. Ritota’s daughter, as to which Dr. Ritota disclaims beneficial ownership.

(7)	Includes 65,001 shares subject to currently exercisable options.

(8)	Includes (i) 17,917 shares subject to currently exercisable options and (ii) 1,500 shares owned beneficially by Ms. McDonald’s sister, as to which Ms. McDonald disclaims beneficial ownership.

(9)	Includes shares subject to currently exercisable options as described in footnotes (5)-(8).

PROPOSAL 2

APPROVAL OF THE ALPHA PRO TECH, LTD. 2020 OMNIBUS INCENTIVE PLAN

On April 20, 2020, the Board adopted and recommended that the shareholders approve the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (the “2020 Incentive Plan”). If approved by shareholders, the 2020 Incentive Plan will succeed the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (the “2004 Plan”).

If the 2020 Incentive Plan is approved, 1,800,000 shares of the Company’s common stock, plus the number of shares underlying any award granted under the 2004 Plan that expires, terminates or is cancelled or forfeited under the terms of the 2004 Plan, will be available for grant under the 2020 Incentive Plan. In setting the number of shares issuable under the 2020 Incentive Plan, the Compensation Committee and the Board considered a number of factors, including the Company’s historical grant practices, expected “shareholder value transfer” and potential dilution. If the 2020 Incentive Plan is approved by our shareholders, no future equity awards will be made pursuant to the 2004 Plan. Although no new awards may be granted under the 2004 Plan, if the 2020 Incentive Plan is approved, all previously granted awards under the 2004 Plan would continue to be governed by the terms of the 2004 Plan. In the event that our shareholders do not approve the 2020 Incentive Plan, the 2020 Incentive Plan will not become effective. The 2020 Incentive Plan, if approved, will expire in 2030.

The Board believes that it is important for the Company to maintain a flexible and comprehensive incentive plan to provide a means of enhancing and encouraging the recruitment and retention of those individuals on whom the success of the Company most depends. The purposes of the 2020 Incentive Plan are to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and promote the success of the Company’s business. If approved by the Company’s shareholders, the 2020 Incentive Plan will allow the Company to attract, motivate and retain the most qualified employees, including officers, consultants and non-employee directors and link the interests of such individuals with the interests of the Company’s shareholders.

A summary of the principal features of the 2020 Incentive Plan is provided below. The summary is qualified in its entirety by reference to the full text of the 2020 Incentive Plan, which is attached as Appendix A to this Proxy Statement.

General

The 2020 Incentive Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards, cash awards and other equity-based awards to employees, including officers, consultants and non-employee directors of the Company and our affiliates. No determinations have been made to date with respect to the types or amounts of awards that may be granted to specific individuals pursuant to the 2020 Incentive Plan.

Eligibility

Persons eligible to participate in the 2020 Incentive Plan include all employees, including officers, consultants and non-employee directors of the Company and our affiliates (currently approximately 120 persons).

Administration

Except as may otherwise be determined by the Board, the 2020 Incentive Plan will be administered by the Compensation Committee of the Board, which committee shall have the authority to, among other things, grant awards under the 2020 Incentive Plan and prescribe the terms and conditions of such awards. The Compensation Committee may delegate administration of the 2020 Incentive Plan to a committee or committees of one or more members of the Board, provided, however, that such committee must consist of two or more non-employee directors, pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, unless otherwise determined by the Board.

Shares Available

A total of 1,800,000 shares of the Company’s common stock are reserved for issuance under the 2020 Incentive Plan, plus the number of shares underlying any award granted under the 2004 Plan that expires, terminates or is cancelled or forfeited under the terms of the 2004 Plan; provided that no more than 1,800,000 shares may be granted as incentive stock options. The maximum number of shares subject to awards granted during a single fiscal year to any director, together with any cash fees paid to such director during the fiscal year, shall not exceed a total value of $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes). Shares of common stock available for distribution under the 2020 Incentive Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company, subject to the 2020 Incentive Plan. Any shares of common stock subject to an award that expires or is cancelled, forfeited or terminated without issuance of the full number of shares to which the award related prior to exercise or realization, either in full or in part, shall again become available for issuance under the plan in accordance with the terms of the 2020 Incentive Plan. The number of shares reserved for issuance under the 2020 Incentive Plan may be adjusted in the event of a stock or extraordinary cash dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, reorganization, merger, consolidation, combination or exchange, or any other relevant change in capitalization.

In adopting and recommending the 2020 Incentive Plan, the Board considered the current availability of shares of the Company’s common stock under the 2004 Plan, outstanding awards under the 2004 Plan, and the desire to maintain our current equity grant practices without disruption but also to have additional flexibility with respect to equity grant practices going forward. We currently use stock options as the form of equity compensation for our executive officers, other key employees and non-employee directors. Information regarding our historical equity award grant practices can be found in Note 10 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019; however, our historical grant practices are not necessarily indicative of grants to be made in the future. Unlike the 2004 Plan, the 2020 Incentive Plan will allow the Company to grant a number of types of awards, including stock appreciation rights, restricted stock and restricted stock units and performance shares, in addition to stock options.

Types of Awards Available

●

Options – The 2020 Incentive Plan provides for the grant of incentive stock options and nonqualified stock options. In general, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant ($12.25 as of April 13, 2020), and no options granted under the 2020 Incentive Plan may be exercisable after the expiration of ten years from the date of grant of the award. Options will vest and become exercisable as the Compensation Committee deems appropriate. The exercise price may be paid in various ways, including by payment of cash, a stock-for-stock exchange, a broker-assisted cashless exercise, a net exercise or any combination of these methods, in the sole discretion of the Compensation Committee. The Compensation Committee may provide for the crediting and payment of dividend equivalents with respect to such awards.  Dividend equivalents, if any, will be credited and paid in accordance with the terms of the applicable award agreement.

●

Stock Appreciation Rights – The 2020 Incentive Plan provides for the grant of stock appreciation rights, either alone, as free standing stock appreciation rights, or in tandem with an option, as related stock appreciation rights. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of the Company’s common stock on the date of the grant, and a related stock appreciation right must have the same exercise price as the related option. No stock appreciation rights may be exercisable after the expiration of ten years from the date of grant of the award. Stock appreciation rights will vest and become exercisable as the Compensation Committee deems appropriate. The consideration payable upon exercise of a stock appreciation right shall be paid in cash, shares of the Company’s common stock or a combination of cash and shares, as determined in the sole discretion of the Compensation Committee. The Compensation Committee may provide for the crediting and payment of dividend equivalents with respect to such awards.  Dividend equivalents, if any, will be credited and paid in accordance with the terms of the applicable award agreement.

●

Restricted Stock and Restricted Stock Units – The 2020 Incentive Plan provides for the grant of restricted stock or restricted stock units. Such awards may not be sold, assigned, transferred or otherwise disposed of or pledged as collateral or security during the restricted period, which restricted period begins on the date of grant of the award and ends at the time or times determined by the Compensation Committee. A holder of restricted stock generally shall have the rights and privileges of a shareholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends. The Compensation Committee may provide for the crediting and payment of dividend equivalents with respect to such awards.  Dividend equivalents, if any, will be credited and paid in accordance with the terms of the applicable award agreement.

●

Performance Share Awards – The 2020 Incentive Plan provides for the grant of performance shares, which represent the right to receive shares of the Company’s common stock based upon the achievement, or level of achievement, of performance goals during a performance period, as determined by the Compensation Committee at the time of grant of a performance share award. No payout or issuance of shares of common stock will be made with respect to any performance share award except upon written certification by the Compensation Committee that the minimum threshold performance goal(s) have been achieved. The Compensation Committee may provide for the crediting and payment of dividend equivalents with respect to such awards.  Dividend equivalents, if any, will be credited and paid in accordance with the terms of the applicable award agreement.

●

Other Equity-Based Awards and Cash Awards – The 2020 Incentive Plan provides for the grant of other equity-based awards, either alone or in tandem with other awards, and cash awards in such amounts and subject to such performance goals, other vesting conditions, and such other terms as the Compensation Committee determines in its discretion.

Amendment and Termination

The Board may, at any time, and from time to time, amend or terminate the 2020 Incentive Plan; provided, however, that, except in certain limited circumstances (e.g., amendments relating to adjustments based upon changes in the common stock and amendments that the Board deems necessary or advisable to provide eligible participants with the maximum benefits provided or to be provided under the provisions of the Internal Revenue Code and the regulations promulgated thereunder), no amendment will be effective unless approved by the Company’s shareholders as may be required by applicable laws, stock exchange rules or other regulations. The 2020 Incentive Plan will automatically terminate on June 9, 2030.

Effect of Change in Control

Unless otherwise provided in an award agreement, upon the occurrence of a change in control of the Company (as defined in the 2020 Incentive Plan) (“Change in Control”):

●	All outstanding options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights.

●	The restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units.

●

With respect to performance share awards and cash awards, all incomplete performance periods in respect of such awards in effect on the date on which the Change in Control occurs shall end on the date of such change, and the Compensation Committee shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Compensation Committee’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Compensation Committee.

●

The Compensation Committee may, in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event.

●

In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Compensation Committee may cancel the option or stock appreciation right without the payment of consideration therefor.

The obligations of the Company under the 2020 Incentive Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates, taken as a whole.

Corporate Governance Aspects of the 2020 Incentive Plan

The 2020 Incentive Plan has been designed to include a number of provisions that promote sound corporate governance practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our shareholders’ interests. These provisions include, but are not limited to, the following:

●	Clawback: Plan awards are subject to recovery as may be required under any law, government regulation or stock exchange listing requirement or any policy adopted by the Company pursuant thereto.

●

No Discounted Stock Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	No Repricing or Cash Buyouts without Shareholder Approval: The 2020 Incentive Plan specifically prohibits the repricing of options or stock appreciation rights without shareholder approval.

●

No Liberal Share Recycling: Shares used to pay the exercise price or withholding taxes related to an equity award, unissued shares resulting from the net settlement of any such equity awards and shares purchased by the Company in the open market using the proceeds of option exercises do not become available for issuance under the 2020 Incentive Plan.

●	Limitation on Terms of Stock Options and Stock Appreciation Rights: The maximum term of each stock option and stock appreciation right is ten years.

●

No Transferability: Awards generally may not be transferred, except by will or the laws of descent and distribution, except nonqualified stock options may be transferred to certain permitted transferees, in the sole discretion of the Compensation Committee.

●	No Evergreen Provision: The 2020 Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

●	No Automatic Grants: The 2020 Incentive Plan does not provide for automatic grants to any participant.

●	No Tax Gross-Ups: The 2020 Incentive Plan does not provide for any tax gross-ups.

●

Multiple Award Types: The 2020 Incentive Plan permits the issuance of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards, cash awards and other equity-based awards, as further described under “Types of Awards Available” above. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant, which standards have changed over time.

●	Independent Oversight: The 2020 Incentive Plan is administered by a committee of independent Board members.

Federal Income Tax Consequences

The following summarizes only the federal income tax consequences of participation under the 2020 Incentive Plan based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences that may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the 2020 Incentive Plan is strongly urged to consult with his or her tax advisor regarding participation in the plan.

A participant receiving nonqualified stock options will not recognize taxable income upon grant. The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of the Company’s common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code for incentive stock options, and the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the 2020 Incentive Plan generally follow certain basic patterns: stock-settled stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time at which the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

Certain types of awards under the 2020 Incentive Plan, including cash-settled stock appreciation rights and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Internal Revenue Code. Unless certain requirements set forth in Section 409A are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2020 Incentive Plan and awards granted thereunder will be interpreted to comply with Section 409A and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the Compensation Committee, the plan and applicable award agreements may be amended to comply with Section 409A or to exempt the applicable awards from Section 409A.

If awards under the 2020 Incentive Plan are granted, become vested or are paid contingent on a Change in Control of the Company, some or all of the value of the award could be considered an “excess parachute payment” under Section 280G of the Internal Revenue Code. A recipient of an excess parachute payment is subject to a 20% federal income tax on the payment, and the Company may not deduct an excess parachute payment for federal income tax purposes.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes the securities that have been authorized for issuance as of December 31, 2019 under our 2004 Plan, which were previously approved by our shareholders. The 2004 Plan is described in Note 10 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. This table does not include the shares available for issuance under the 2020 Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	1,326,414	$2.97	1,305,251 (1)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	1,326,414	$2.97	1,305,251

(1)	Represents 1,305,231 shares of common stock issuable pursuant to our 2004 Plan. Upon approval of the 2020 Incentive Plan, we do not intend to use the 2004 Plan to make any future grants of awards.

Overhang and Run Rate

In connection with its adoption of the 2020 Incentive Plan, the Board reviewed the dilutive effect of the Company’s equity compensation on its shareholders (sometimes called “overhang”). As of the Record Date, assuming approval of the 2020 Incentive Plan, the total overhang would be approximately 15.0%. The overhang is calculated as follows as of April 13, 2020:

(a)	Sum of shares currently available for future awards under the 2004 Plan (1,305,231)	1,305,251
(b)	Additional shares added to the 2020 Incentive Plan subject to shareholder approval (1,800,000 – 1,305,231)	494,749
(c)	Outstanding stock option	598,740
(d)	Total shares authorized for (or outstanding under) equity incentive plans (a+b+c)	2,398,740
(e)	Total shares outstanding as of April 13, 2020	13,571,344

	Fully diluted overhang (d/(d+e))	15.0%

The Board also reviewed the rate at which the Company grants equity awards relative to its shares of common stock outstanding (sometimes referred to as the “run rate”). Over the past three fiscal years, the annual share usage has averaged approximately 2.0% of common shares outstanding.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2020 Incentive Plan, as it will only take effect upon shareholder approval. The Company has not approved any awards under the 2020 Incentive Plan that are conditioned upon shareholder approval of the 2020 Incentive Plan and is not currently considering any specific award grants under the 2020 Incentive Plan. In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the 2020 Incentive Plan. Accordingly, it is not possible at this time to determine the benefits that will be received by eligible participants if the 2020 Incentive Plan is approved by the Company’s shareholders.

The Board of Directors unanimously recommends that you vote FOR THE APPROVAL OF THE ALPHA PRO TECH, LTD. 2020 OMNIBUS INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

The Audit Committee, which is appointed annually by the Board at its meeting following the annual meeting of shareholders, currently consists of three (3) directors, all of whom are independent and meet the other qualification requirements under the applicable rules of the NYSE American and the SEC. The Audit Committee currently acts under a written charter. As described in its charter, the Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls, including recommending to the Board an accounting firm to serve as the Company’s independent registered public accounting firm. The Company’s management has primary responsibility for our internal controls and reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor these processes.

The Audit Committee hereby submits the following report:

●	The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2019.

●

The Audit Committee has discussed with Tanner LLC, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, issued by the PCAOB.

●

The Audit Committee has received and reviewed the written disclosures and the letter from Tanner LLC required by applicable requirements of the PCAOB regarding Tanner LLC’s communications with the Audit Committee concerning independence, and has discussed with Tanner LLC its independence. The committee considered whether the performance of non-attest services was compatible with Tanner LLC’s independence in performing financial audit services.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

This report is furnished by the Audit Committee:

Russell Manock (Chairman)

John Ritota

David R. Garcia

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees

The following tables set forth the fees billed to us by Tanner LLC (“Tanner”) relating to the following years:

	For the Years Ended December 31,
	2019	2018
Audit Fees	$143,000	$150,000
Audit-Related Fees	—	—
Tax Fees	$30,900	$25,000
All Other Fees	—	—
	$173,900	$175,000

Audit Fees

Audit Fees paid to Tanner were for professional services rendered relating to the audit of the Company’s annual consolidated financial statements in 2019 and 2018, and the review of condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit-Related Fees

Audit-Related Fees represent fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and which are not reported under “Audit Fees.” There were no Audit-Related Fees paid to Tanner in 2019 or 2018.

Tax Fees

Tax Fees represent the fees billed for services relating to tax compliance, filing tax returns and tax advice on state tax requirements. All of these services were pre-approved by the Audit Committee.

All Other Fees

All Other Fees encompasses any services provided by the independent registered public accounting firm other than the services reported in the other above categories. There were no such fees paid to Tanner in 2019 or 2018.

Pre-Approval Policy

The Audit Committee’s policy is to specifically pre-approve all audit and non-audit services to be rendered by the independent registered public accounting firm. Through this policy, the Audit Committee can effectively monitor the cost of services and can ensure that the performance of such services does not impair the registered public accounting firm’s independence.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting. If the shareholders should fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee may reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Audit Committee annually reviews the qualifications, performance and independence of the Company’s independent auditor. In conducting its review, the Audit Committee considers, among other factors, information relating to Tanner LLC’s professional qualifications, and that of the partners and key members of the audit team; its current and historical performance on the Company’s audit including the extent, timeliness and quality of communications with the Audit Committee and the Company’s management; demonstrated professional skepticism and objectivity, including fresh perspectives brought through the required periodic rotation of the lead audit partner, the quality review partner and other partners who play a significant role in the audit engagement; the depth of manufacturing industry expertise and its institutional knowledge and understanding of the Company’s business and systems; the audit quality of Tanner LLC including results of PCAOB reports, peer reviews and information provided by Tanner LLC on actions taken to enhance the quality of its audit practice; and the reasonableness of the cost of the audit services and consideration of the time and expense that would be incurred by management in order to onboard a new firm.

Tanner LLC has served as the independent registered public accounting firm for the Company since October 2011. A representative of Tanner LLC is expected to be present or available by phone at the Annual Meeting to respond to appropriate questions. If present, the Tanner LLC representative will have the opportunity to make a statement if he or she desires to do so.

Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors unanimously recommends that you vote FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that companies provide shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of their named executive officers in accordance with the compensation disclosure rules of the SEC. We intend to hold such an advisory vote on the compensation of our Named Executive Officers, commonly known as a “Say-on-Pay” vote, each year in connection with our annual meeting of shareholders until the next vote on the frequency of the “Say-on-Pay” vote or until our Board otherwise determines that a different frequency for this advisory vote is in the best interests of our shareholders. The next advisory vote on the frequency of “Say-on-Pay” votes will occur no later than 2022.

As described in detail under the heading “Executive Compensation,” the Company’s executive compensation objectives are to motivate and retain highly qualified managers and executives; to link executives’ total compensation to Company and individual job performance; and to provide an appropriate balance between incentives focused on achievement of annual business plans and longer-term incentives tied to increases in shareholder value. Our compensation philosophy is consistent with, and attempts to further, our belief that the caliber and motivation of our executive officers, and their leadership, are critical to our success.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee of the Board. To the extent that there is any significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders. Although the Company has received favorable support of the Say-on-Pay proposals presented to the Company’s shareholders in the past (the Say-on-Pay proposal received the approval of 93.9% of the votes cast at the Company’s 2019 Annual Meeting of Shareholders), the Compensation Committee has not taken any actions specifically in response to the previous shareholder advisory votes on executive compensation.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including the Executive Compensation section, the 2019 Summary Compensation Table and the other related tables and disclosure.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

If any shareholder wishes to submit a proposal for inclusion in the proxy materials for the Company’s 2021 Annual Meeting of Shareholders, the shareholder must comply with applicable securities regulations, including providing adequate notice to the Company. Such proposals must be received at the Company’s executive offices on or before January 1, 2021, in order to be considered for inclusion in the Company’s proxy materials relating to such meeting.

A shareholder must notify the Company before March 16, 2021 of a proposal for the 2021 Annual Meeting of Shareholders that the shareholder intends to present other than by inclusion in the Company’s proxy materials. If the Company does not receive such notice prior to March 16, 2021, proxies solicited by the Board of the Company will be deemed to have conferred discretionary authority to vote upon any such matter.

Any proposal must be submitted in writing, by certified mail-return receipt requested, to the Company at 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, Attention: Lloyd Hoffman, President and Chief Executive Officer.

ANNUAL REPORT ON FORM 10-K

The Company will furnish to shareholders without charge, upon written request, a copy of the Company’s Annual Report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the SEC, for the year ended December 31, 2019. Copies of the exhibits to the Form 10-K also will be available upon payment of a reasonable fee for copying charges. Requests should be submitted in writing to 60 CENTURIAN DRIVE, SUITE 112, MARKHAM, ONTARIO, CANADA L3R 9R2, ATTENTION: LLOYD HOFFMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER.

OTHER MATTERS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. If shareholders of the Company request, in writing to the address below, the Company will send a single proxy statement or single notice to a household with two or more shareholders sharing the same address. Each shareholder would continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by sending a written request to the Company at 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, Attention: Secretary.

As of the date of this Proxy Statement, neither management nor the Board knows of any other matters to come before the Annual Meeting other than those referred to herein and in the Notice of Annual Meeting of Shareholders.

To vote, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you received printed copies of proxy materials, please complete, sign and date the enclosed proxy card, and return it in the enclosed postage paid envelope as promptly as possible. You may revoke the proxy by giving written notice of revocation to the Company at any time prior to the voting thereof, by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person.

Appendix A

ALPHA PRO TECH, LTD.

2020 OMNIBUS Incentive PlaN

1.           Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (the “Plan”). The purposes of the Plan are to enable Alpha Pro Tech, Ltd., a Delaware corporation (the “Company”), and any Affiliate to (a) attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2     Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Nonqualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.           Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns,” “Beneficially Owned” and “Beneficially Ownership” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a)     If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)     If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)     The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b)     The Incumbent Directors cease for any reason to constitute at least a majority of the current Board;

(c)     The date which is ten (10) business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d)     The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e)     The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

Notwithstanding anything in the Plan to the contrary (including (a)-(e) above), to the extent any Award constitutes “deferred compensation” and such “deferred compensation” is payable upon a Change in Control, then the definition of Change in Control shall be as provided in Section 409A of the Code; provided, however, the following rules shall also apply: (i) a “change in effective control” as provided in Section 409A of the Code shall only be a Change in Control, if such change constitutes a more than 50% “change in effective control” of the Company; and (ii) a “change in the ownership of a substantial portion of the assets” as provided in Section 409A of the Code shall only be a Change in Control, if such change constitutes a more than 50% “change in the ownership of a substantial portion of the assets” of the Company.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Alpha Pro Tech, Ltd., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with a “Separation from Service” as defined under Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled, provided such determination is consistent with Treasury Regulation Section 1.409A-3(i)(4).

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Dividend Equivalents” has the meaning set forth in Section 7.2(b)(ii).

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee in accordance with Section 409A of the Code and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board shall be an Incumbent Director.

“ISO Limit” has the meaning set forth in Section 4.3.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Permitted Transferee” means a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

“Vested Unit” has the meaning set forth in Section 7.2(d).

3.           Administration.

3.1     Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee (or the Board, as the case may be) shall have the authority:

(a)     to construe and interpret the Plan and apply its provisions;

(b)     to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)     to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)     to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)     to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)     from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)     to determine the number of shares of Common Stock, if any, to be made subject to each Award;

(h)     to determine whether each Option is to be an Incentive Stock Option or a Nonqualified Stock Option;

(i)     to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)     to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)     in accordance and consistent with Section 409A of the Code, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting or the term of any outstanding Award or extending the exercise period of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)     to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)     to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(n)     to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)     to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

In accordance and consistent with Section 409A of the Code, the Committee also may modify the purchase price or the exercise price of any outstanding Award, provided, however, that no adjustment or reduction of the exercise price of any outstanding Option or Stock Appreciation Right in the event of a decline in Common Stock price shall be permitted without stockholder approval. The foregoing prohibition includes (i) reducing the exercise price of outstanding Options or Stock Appreciation Rights; (ii) cancelling outstanding Options or Stock Appreciation Rights in connection with the granting of Options or Stock Appreciation Rights with a lower exercise price to the same individual; (iii) cancelling Options or Stock Appreciation Rights with an exercise price in excess of the current Fair Market Value in exchange for a cash payment or other Awards(s); and (iv) taking any other action that would be treated as a repricing of an Option or Stock Appreciation Right under the rules of the primary securities exchange or similar entity on which the Common Stock is listed.

3.2     Committee Decisions Final. All decisions made by the Committee (or the Board, as the case may be) pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined to be arbitrary and capricious by a court having jurisdiction.

3.3     Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4     Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5     Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.           Shares Subject to the Plan.

4.1     Subject to adjustment in accordance with Section 11, no more than 1,800,000 shares of Common Stock, plus the number of shares of Common Stock underlying any award granted under the Alpha Pro Tech, Ltd. 2004 Stock Option Plan Plan that expires, terminates or is cancelled or forfeited under the terms of such plan, shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Performance Share Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2     Shares of Common Stock available for issuance by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3     Subject to adjustment in accordance with Section 11, no more than 1,800,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4     The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year, shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5     Any shares of Common Stock subject to an Award that expires or is cancelled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: (1) shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Award, (b) shares delivered by a Participant or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, and (2) shares repurchased on the open market with the proceeds of an Option Exercise Price shall not again be made available for issuance under the Plan. Furthermore, notwithstanding that an Award is settled by the delivery of a net number of shares, the full number of shares underlying such Award shall not be available for subsequent Awards under the Plan. Shares subject to Awards that are settled in cash will be added back to the Plan share reserve and will again be available for issuance pursuant to Awards granted under the Plan.

4.6     In accordance and consistent with Section 409A of the Code, Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.

5.           Eligibility.

5.1     Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2     Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless (a) the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and (b) the Option is not exercisable after the expiration of five (5) years from the Grant Date.

6.           Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. No Options may be granted under the Plan that provide for automatic grants of new Options when a Participant pays the exercise price of a previously granted Option by delivering shares of Common Stock owned by such Participant. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1     Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date. The term of a Nonqualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years from the Grant Date.

6.2     Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3     Exercise Price of a Nonqualified Stock Option. The Option Exercise Price of each Nonqualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4     Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system), an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan. No Option may be exercised for a fraction of a share of Common Stock.

6.5     Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6     Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Nonqualified Stock Option does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.8    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.9     Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

6.12    Dividend Equivalents on Options. The Committee may provide for the crediting and payment of Dividend Equivalents with respect to Options.  Dividend Equivalents, if any, will be credited and paid in accordance with the terms of the applicable Award Agreement. In no event shall any Dividend Equivalents be paid with respect to any Options until such Options are vested.

7.           Provisions of Awards Other Than Options.

7.1     Stock Appreciation Rights.

(a)     General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)     Grant Requirements. Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)     Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)     Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e)     Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one (1) share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(f)     Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(g)     Dividend Equivalents on Stock Appreciation Rights. The Committee may provide for the crediting and payment of Dividend Equivalents with respect to Stock Appreciation Rights.  Dividend Equivalents, if any, will be credited and paid in accordance with the terms of the applicable Award Agreement. In no event shall any Dividend Equivalents be paid with respect to any Stock Appreciation Rights until such awards are vested.

7.2     Restricted Awards.

(a)     General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)     Restricted Stock and Restricted Stock Units.

(i)     Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)     The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)     Restrictions.

(i)     Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)     Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)     The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d)     Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. In February of the year following the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit. No Restricted Award may be granted or settled for a fraction of a share of Common Stock.

(e)     Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3     Performance Share Awards.

(a)     Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)     Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout or issuance of shares of Common Stock shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold Performance Goal(s) have been achieved. Unless otherwise provided in an Award Agreement, any such payment shall be made no later than the February following the end of the calendar year in which the applicable Performance Period ends.

(c)     Dividend Equivalents on Performance Share Awards. The Committee may provide for the crediting and payment of Dividend Equivalents with respect to Performance Share Awards.  Dividend Equivalents, if any, will be credited and paid in accordance with the terms of the applicable Award Agreement. In no event shall any Dividend Equivalents be paid with respect to any Performance Share Awards until such awards are vested.

7.4     Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine. Unless otherwise provided in an Award Agreement, payment of any such Other Equity-Based Award or Cash Award shall be made in accordance with Treasury Regulation Section 1.409A-1(b)(4).

8.           Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then-applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.           Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.         Miscellaneous.

10.1     Acceleration of Exercisability and Vesting; Minimum Vesting Requirement. In accordance and consistent with Section 409A of the Code, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than Cash Awards) shall vest no earlier than one (1) year after the Grant Date; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) Substitute Awards, (ii) shares delivered in lieu of fully vested Cash Awards and (iii) any additional Awards the Committee may grant, up to a maximum of 5% of the Total Share Reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 11); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in the terms of any Award Agreement upon the occurrence of a specified event.

10.2     Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee or the service of a Consultant with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4     Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5     Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.        Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, and the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Nonqualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.         Effect of Change in Control.

12.1     Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)       In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b)      With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. The payment of such partial or full Award shall take place no later than sixty (60) days following the Change in Control.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2     In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.         Amendment of the Plan and Awards.

13.1     Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2     Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4     No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5     Amendment of Awards. In accordance and consistent with Section 409A of the Code, the Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.         General Provisions.

14.1     Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2     Clawback. Notwithstanding any other provisions in this Plan, in accordance and consistent with Section 409A of the Code, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4     Unfunded Plan. The Plan shall be unfunded. None of the Company, the Board or the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.5     Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.6     Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.

14.7     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.8     Other Provisions; Employment Agreements. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement shall govern.

14.9     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, none of the Company, the Board or the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and none of the Company, the Board or the Committee will have any liability to any Participant for such tax or penalty.

14.10     Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.11     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.11, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.12     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in the case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If no valid beneficiary designation form is on file with the Company at the time of a Participant’s death, the default beneficiary of such Participant shall be the Participant’s spouse, if any, then to any children equally, per stirpes.

14.13     Expenses. The costs of administering the Plan shall be paid by the Company.

14.14    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.15     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.16     Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.       Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.       Termination or Suspension of the Plan. The Plan shall terminate automatically on June 9, 2030. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.         Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Alpha Pro Tech, Ltd. on April 20, 2020.

As approved by the stockholders of Alpha Pro Tech, Ltd. on _______________.

ANNUAL MEETING OF SHAREHOLDERS OF

ALPHA PRO TECH, LTD.

June 9, 2020

GO GREEN

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Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20703003000300000000 6   060920

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

X	PLEASE MARK VOTES AS IN THIS EXAMPLE

SOLICITED BY THE BOARD OF DIRECTORS

ALPHA PRO TECH, LTD.

ANNUAL MEETING OF SHAREHOLDERS

June 9, 2020

The undersigned hereby appoints Lloyd Hoffman and Russell Manock, and each of them, as proxies for the undersigned, or such other persons as the Board of Directors of Alpha Pro Tech, Ltd. (the “Company”) may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of common stock of the Company that the undersigned is entitled to vote at the 2020 Annual Meeting of Shareholders of the Company to be held on June 9, 2020, at the principal office of the Company, 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, and at any and all adjournments or postponements thereof.

The Board of Directors recommends a vote FOR all nominees.	For	Withhold	For All Except
1. The election of all of the nominees listed below to serve as directors until the 2021 Annual Meeting of Shareholders and until their successors shall be elected and qualified.
Lloyd Hoffman Donna Millar John Ritota Russell Manock	Danny Montgomery David R. Garcia James Buchan

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

The Board of Directors recommends a vote FOR the approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan.	For	Against	Abstain
2. The approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan.

The Board of Directors recommends a vote FOR the ratification of the Company’s independent registered public accounting firm.	For	Against	Abstain
3. The ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors recommends a vote FOR the advisory approval of the compensation of the Company’s named executive officers.	For	Against	Abstain
4. The advisory approval of the compensation of the Company’s named executive officers.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER. If no instructions are given, THIS PROXY WILL BE VOTED FOR the election of the seven (7) director-nominees, FOR the approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan, FOR the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, AND FOR the say-on-pay proposal

Please sign exactly as name appears herein, and date this proxy in the space provided.	Date

Shareholder sign above                                                           Co-holder (if any) sign above

Sign, date and mail in postage paid envelope provided.

ALPHA PRO TECH, LTD.

PLEASE ACT PROMPTLY SIGN, DATE AND MAIL YOUR PROXY TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY.

________________________________________

________________________________________

________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 9, 2020: THIS PROXY STATEMENT IS AVAILABLE AT http://www.alphaprotech.com/userfiles/doccenter/Proxy_statement_2020.pdf, AND THE 2019 ANNUAL REPORT IS AVAILABLE AT http://www.alphaprotech.com/userfiles/doccenter/Annual_Report_2019.pdf.